UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2005

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125593 (Commission File Number)	54-2169477, 54-2169478, 54-2169479, 54-2169480, 54-6658774 (IRS Employer Identification No.)
1585 Broadway, 2nd Floor, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2005-HQ7, which was made on December 14, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.4 of the Pooling and Servicing Agreement for the distribution on December 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF MORGAN STANLEY CAPITAL I INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 21, 2005
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Administrator:
Nick Xeros 312.904.0708
nick.xeros@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Mortgage Loan Characteristics
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Page 2-4

Page 8-9
Page 10-12

Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Appraisal Reduction Detail
Realized Loss Detail
Page 17-29

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
MSC05HQ7
MSC05HQ7_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Nov-05
14-Dec-05
14-Nov-42
Parties to The Transaction
Depositor: Morgan Stanley Capital I Inc.
Underwriter: Morgan Stanley & Co. Incorporated
Master Servicer: Wells Fargo Bank, National Association
Special Servicer: ArCap Servicing, Inc.
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wellsfargo.com/cms
www.etrustee.net

14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.244496%
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
115
REMIC III
Statement Date:
ABN AMRO Acct: 723164.1
1000.000000000
8.954593840
0.000000000
991.045406160
3.220000000
Fixed
0.00
0.00
0.000000000
3.8640000000%
0.000000000
617451BL2
A-1
125,000,000.00
1,119,324.23
0.00
123,880,675.77
402,500.00
125,000,000.00
1000.000000000
0.649540650
0.000000000
999.350459350
4.337834039
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BM0
A-1A
217,220,000.00
141,093.22
0.00
217,078,906.78
942,264.31
217,220,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337834028
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BN8
A-2
180,030,000.00
0.00
0.00
180,030,000.00
780,940.26
180,030,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337834000
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BQ1
A-3
25,000,000.00
0.00
0.00
25,000,000.00
108,445.85
25,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.318667400
0.00
0.00
0.000000000
5.1824008482%
0.000000000
617451BP3
A-AB
100,000,000.00
0.00
0.00
100,000,000.00
431,866.74
100,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337834046
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451CL1
A-4
722,379,000.00
0.00
0.00
722,379,000.00
3,133,560.22
722,379,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337834020
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BR9
A-M
195,662,000.00
0.00
0.00
195,662,000.00
848,749.28
195,662,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337834055
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BS7
A-J
139,408,000.00
0.00
0.00
139,408,000.00
604,728.77
139,408,000.00
1000.000000000
0.000000000
0.000000000
999.355816934
0.080259734
0.00
0.00
0.000000000
0.0963116782%
0.000000000
N
617451BY4/U6176PTZ9
X
1,956,613,760.00
0.00
0.00
1,955,353,342.55
157,037.30
1,956,613,760.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337833731
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BT5
B
14,675,000.00
0.00
0.00
14,675,000.00
63,657.71
14,675,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337834071
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BU2
C
26,903,000.00
0.00
0.00
26,903,000.00
116,700.75
26,903,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337834239
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BV0
D
17,121,000.00
0.00
0.00
17,121,000.00
74,268.06
17,121,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337834112
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BW8
E
17,120,000.00
0.00
0.00
17,120,000.00
74,263.72
17,120,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337833998
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BX6
F
19,566,000.00
0.00
0.00
19,566,000.00
84,874.06
19,566,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337833998
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451BZ1/U6176PUA2
G
19,566,000.00
0.00
0.00
19,566,000.00
84,874.06
19,566,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337834151
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451CA5/U6176PUB0
H
26,904,000.00
0.00
0.00
26,904,000.00
116,705.09
26,904,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337833998
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451CB3/U6176PUC8
J
19,566,000.00
0.00
0.00
19,566,000.00
84,874.06
19,566,000.00
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.244496%
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
115
REMIC III
Statement Date:
ABN AMRO Acct: 723164.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337833998
0.00
0.00
0.000000000
5.2054008482%
0.000000000
617451CC1/U6176PUD6
K
19,566,000.00
0.00
0.00
19,566,000.00
84,874.06
19,566,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120832765
0.00
0.00
0.000000000
4.9450000000%
0.000000000
617451CD9/U6176PUE4
L
7,337,000.00
0.00
0.00
7,337,000.00
30,234.55
7,337,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120833078
0.00
0.00
0.000000000
4.9450000000%
0.000000000
617451CE7/U6176PUF1
M
9,783,000.00
0.00
0.00
9,783,000.00
40,314.11
9,783,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120834015
0.00
0.00
0.000000000
4.9450000000%
0.000000000
617451CF4/U6176PUG9
N
4,892,000.00
0.00
0.00
4,892,000.00
20,159.12
4,892,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120834185
0.00
0.00
0.000000000
4.9450000000%
0.000000000
617451CG2/U6176PUH7
O
4,891,000.00
0.00
0.00
4,891,000.00
20,155.00
4,891,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120834015
0.00
0.00
0.000000000
4.9450000000%
0.000000000
617451CH0/U6176PUJ3
P
4,892,000.00
0.00
0.00
4,892,000.00
20,159.12
4,892,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120833078
0.00
0.00
0.000000000
4.9450000000%
0.000000000
617451CJ6/U6176PUK0
Q
9,783,000.00
0.00
0.00
9,783,000.00
40,314.11
9,783,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120833356
0.00
0.00
0.000000000
4.9450000000%
0.000000000
617451CK3/U6176PUL8
S
29,349,760.00
0.00
0.00
29,349,760.00
120,945.47
29,349,760.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSY786
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSY787
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSY788
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,956,613,760.00
1,956,613,760.00
9,747,883.23
Total
1,955,353,342.55
1,260,417.45
0.00
8,487,465.78
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.244496%
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
115
Grantor Trust
Statement Date:
ABN AMRO Acct: 723164.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
617451CK3/U6176PUL8
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
8,551,210.48
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
8,551,210.48
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
8,489,422.39
)
(681.55
)
(1,275.06
0.00
0.00
)
(1,956.61
1,260,417.45
0.00
1,260,417.45
0.00
0.00
0.00
0.00
0.00
0.00
1,260,417.45
9,749,839.84
9,747,883.22
1,956,613,760.49
278
1,260,417.45
0.00
0
0.00
0.00
0
0.00
0
1,955,353,343.04
278
0.00
0.00
0.00
0.00
0.00
0.00
61,788.09
0.00
0.00
0.00
61,788.09
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(61,788.09
8,487,465.77
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
3.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
402,500.00
402,500.00
402,500.00
0.00
30.00%
30.02%
30/360
3.864000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
942,264.31
942,264.31
942,264.31
0.00
30.00%
30.02%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
780,940.26
780,940.26
780,940.26
0.00
30.00%
30.02%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
108,445.85
108,445.85
108,445.85
0.00
30.00%
30.02%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
431,866.74
431,866.74
431,866.74
0.00
30.00%
30.02%
30/360
5.182400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
3,133,560.22
3,133,560.22
3,133,560.22
0.00
30.00%
30.02%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-M
30
848,749.28
848,749.28
848,749.28
0.00
20.00%
20.01%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
604,728.77
604,728.77
604,728.77
0.00
12.88%
12.88%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X
30
157,037.30
157,037.30
157,037.30
0.00
NA
NA
30/360
0.096311678%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
63,657.71
63,657.71
63,657.71
0.00
12.13%
12.13%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
116,700.75
116,700.75
116,700.75
0.00
10.75%
10.76%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
74,268.06
74,268.06
74,268.06
0.00
9.88%
9.88%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
74,263.72
74,263.72
74,263.72
0.00
9.00%
9.01%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
84,874.06
84,874.06
84,874.06
0.00
8.00%
8.01%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
84,874.06
84,874.06
84,874.06
0.00
7.00%
7.00%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
116,705.09
116,705.09
116,705.09
0.00
5.63%
5.63%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
84,874.06
84,874.06
84,874.06
0.00
4.63%
4.63%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
84,874.06
84,874.06
84,874.06
0.00
3.63%
3.63%
30/360
5.205400848%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
30,234.55
30,234.55
30,234.55
0.00
3.25%
3.25%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
40,314.11
40,314.11
40,314.11
0.00
2.75%
2.75%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
20,159.12
20,159.12
20,159.12
0.00
2.50%
2.50%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
20,155.00
20,155.00
20,155.00
0.00
2.25%
2.25%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
20,159.12
20,159.12
20,159.12
0.00
2.00%
2.00%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
40,314.11
40,314.11
40,314.11
0.00
1.50%
1.50%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
120,945.47
120,945.47
120,945.47
0.00
0.00%
0.00%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8,487,465.78
8,487,465.78
8,487,465.78
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
617451BL2
NR
Aaa
AAA
A-1A
617451BM0
NR
Aaa
AAA
A-2
617451BN8
NR
Aaa
AAA
A-3
617451BQ1
NR
Aaa
AAA
A-AB
617451BP3
NR
Aaa
AAA
A-4
617451CL1
NR
Aaa
AAA
A-M
617451BR9
NR
Aaa
AAA
A-J
617451BS7
NR
Aaa
AAA
X
617451BY4
NR
Aaa
AAA
B
617451BT5
NR
Aa1
AA+
C
617451BU2
NR
Aa2
AA
D
617451BV0
NR
Aa3
AA-
E
617451BW8
NR
A1
A+
F
617451BX6
NR
A2
A
G
617451BZ1
NR
A3
A-
H
617451CA5
NR
Baa1
BBB+
J
617451CB3
NR
Baa2
BBB
K
617451CC1
NR
Baa3
BBB-
L
617451CD9
NR
Ba1
BB+
M
617451CE7
NR
Ba2
BB
N
617451CF4
NR
Ba3
BB-
O
617451CG2
NR
B1
B+

14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
P
617451CH0
NR
B2
B
Q
617451CJ6
NR
B3
B-
S
617451CK3
NR
NR
NR

14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Morgan Stanley Capital I Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 723164.1
Series 2005-HQ7
Commercial Mortgage Pass-Through Certificates
30-Nov-05
17-Jan-06
N/A
14-Dec-05
14-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
6
5,439,909
0.28
123
5.34
0.00
%
0 to
1,000,000
%
53
78,502,786
4.01
124
5.49
0.00
%
1,000,000 to
2,000,000
%
45
111,114,948
5.68
127
5.42
0.00
%
2,000,000 to
3,000,000
%
32
112,614,331
5.76
118
5.37
0.00
%
3,000,000 to
4,000,000
%
31
143,892,557
7.36
124
5.32
0.00
%
4,000,000 to
5,000,000
%
27
148,730,028
7.61
117
5.34
0.00
%
5,000,000 to
6,000,000
%
18
119,239,064
6.10
128
5.29
0.00
%
6,000,000 to
7,000,000
%
5
36,271,383
1.85
117
5.31
0.00
%
7,000,000 to
8,000,000
%
7
62,251,894
3.18
112
5.24
0.00
%
8,000,000 to
9,000,000
%
10
96,688,836
4.94
112
5.19
0.00
%
9,000,000 to 10,000,000
%
11
114,734,912
5.87
111
5.19
0.00
%
10,000,000 to 11,000,000
%
1
12,000,000
0.61
115
5.00
0.00
%
11,000,000 to 12,000,000
%
3
37,885,344
1.94
116
5.06
0.00
%
12,000,000 to 13,000,000
%
2
27,669,414
1.42
89
4.97
0.00
%
13,000,000 to 14,000,000
%
2
28,385,426
1.45
118
5.46
0.00
%
14,000,000 to 15,000,000
%
2
31,412,623
1.61
118
5.20
0.00
%
15,000,000 to 16,000,000
%
3
49,746,141
2.54
105
5.15
0.00
%
16,000,000 to 17,000,000
%
0
0
0.00
0
0.00
0.00
%
17,000,000 to 18,000,000
%
2
37,610,000
1.92
117
5.16
0.00
%
18,000,000 to 19,000,000
%
18
701,163,747
35.86
109
5.17
0.00
%
19,000,000 &
Above
%
141,000,000
497,082
1,955,353,343
278
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
7,033,645
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
4.000%
%
to
4.125%
0
0
0.00
0
0.00
0.00
%
4.126%
%
to
4.250%
0
0
0.00
0
0.00
0.00
%
4.251%
%
to
4.375%
0
0
0.00
0
0.00
0.00
%
4.376%
%
to
4.500%
0
0
0.00
0
0.00
0.00
%
4.501%
%
to
4.625%
1
13,700,000
0.70
59
4.75
0.00
%
4.626%
%
to
4.750%
0
0
0.00
0
0.00
0.00
%
4.751%
%
to
4.875%
24
372,968,408
19.07
102
4.98
0.00
%
4.876%
%
to
5.000%
32
280,775,374
14.36
118
5.08
0.00
%
5.001%
%
to
5.125%
60
538,801,698
27.56
119
5.20
0.00
%
5.126%
%
to
5.250%
42
272,770,502
13.95
113
5.33
0.00
%
5.251%
%
to
5.375%
52
225,961,580
11.56
115
5.43
0.00
%
5.376%
%
to
5.500%
28
101,124,264
5.17
132
5.55
0.00
%
5.501%
%
to
5.625%
21
85,362,712
4.37
122
5.68
0.00
%
5.626%
%
to
5.750%
18
63,888,805
3.27
125
5.96
0.00
%
5.751%
%
&
Above
278
1,955,353,343
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.750%
6.340%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
1
1,132,214
0.06
118
5.25
0.00
%
%
to
61
120
6
10,295,801
0.53
178
5.54
0.00
%
%
to
121
180
5
13,277,467
0.68
238
5.66
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
240
118
12
24,705,482
Minimum Remaining Term
Maximum Remaining Term
1.26
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
4
28,533,317
1.46
57
5.03
0.00
%
%
37
to
60
257
1,881,995,868
96.25
113
5.24
0.00
%
%
61
to
120
2
5,966,318
0.31
176
5.86
0.00
%
%
121
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
240
3
14,152,358
0.72
356
5.28
0.00
%
%
241
& Above
357
54
266
1,930,647,861
Minimum Remaining Term
Maximum Remaining Term
%
98.74

Morgan Stanley Capital I Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 723164.1
Series 2005-HQ7
Commercial Mortgage Pass-Through Certificates
30-Nov-05
17-Jan-06
N/A
14-Dec-05
14-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.001 0.250
0
0
0.00
0
0.00
0.00
%
%
0.251 0.500
0
0
0.00
0
0.00
0.00
%
%
0.501 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 1.750
0
0
0.00
0
0.00
0.00
%
%
1.751 2.000
0
0
0.00
0
0.00
0.00
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 3.000
0
0
0.00
0
0.00
0.00
%
%
3.001 3.250
0
0
0.00
0
0.00
0.00
%
%
3.251 3.500
0
0
0.00
0
0.00
0.00
%
%
3.501 & Above
278
1,955,353,343
100.00
115
5.24
0.00
%
%
Unknown
0.000
0.000
278
1,955,353,343
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 0.250
0
0
0.00
0
0.00
0.00
%
%
0.251 0.500
0
0
0.00
0
0.00
0.00
%
%
0.501 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
6
51,259,694
2.62
109
5.26
0.00
%
%
1.001 1.250
105
644,747,608
32.97
123
5.31
0.00
%
%
1.251 1.500
91
583,768,842
29.85
117
5.21
0.00
%
%
1.501 1.750
46
380,853,446
19.48
116
5.26
0.00
%
%
1.751 2.000
18
164,206,634
8.40
95
5.19
0.00
%
%
2.001 2.250
7
61,575,145
3.15
89
5.16
0.00
%
%
2.251 2.500
4
67,843,703
3.47
81
5.01
0.00
%
%
2.501 2.750
1
1,098,271
0.06
119
5.44
0.00
%
%
2.751 3.000
0
0
0.00
0
0.00
0.00
%
%
3.001 3.250
0
0
0.00
0
0.00
0.00
%
%
3.251 3.500
0
0
0.00
0
0.00
0.00
%
%
3.501 & Above
2.860
1.160
278
1,955,353,343 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
41
444,753,247
22.75
112
5.15
0.00
%
%
New York
11
188,503,020
9.64
116
5.28
0.00
%
%
Florida
15
108,983,551
5.57
119
5.25
0.00
%
%
Georgia
16
83,284,424
4.26
117
5.40
0.00
%
%
Multiple States
1
80,000,000
4.09
81
4.96
0.00
%
%
Virginia
7
79,017,802
4.04
125
5.39
0.00
%
%
New Jersey
4
73,538,267
3.76
103
5.23
0.00
%
%
Michigan
10
53,184,197
2.72
117
5.17
0.00
%
%
Arizona
14
52,878,109
2.70
119
5.34
0.00
%
%
Nevada
10
50,008,799
2.56
114
5.20
0.00
%
%
Indiana
10
47,355,052
2.42
141
5.34
0.00
%
%
Oregon
6
46,252,516
2.37
120
5.13
0.00
%
%
Pennsylvania
11
46,041,956
2.35
116
5.26
0.00
%
%
Wisconsin
7
45,616,106
2.33
113
5.27
0.00
%
%
Washington
4
45,362,888
2.32
116
5.04
0.00
%
%
Missouri
5
44,387,511
2.27
112
5.33
0.00
%
%
North Carolina
10
43,662,359
2.23
116
5.42
0.00
%
%
Connecticut
6
43,418,949
2.22
151
5.13
0.00
%
%
Illinois
12
40,728,710
2.08
100
5.32
0.00
%
%
South Carolina
9
37,307,146
1.91
117
5.43
0.00
%
%
Tennessee
10
36,468,559
1.87
118
5.59
0.00
%
%
Texas
9
36,454,525
1.86
116
5.16
0.00
%
%
Delaware
2
33,198,294
1.70
119
5.54
0.00
%
%
Colorado
8
29,868,529
1.53
115
5.27
0.00
%
%
Nebraska
4
28,563,173
1.46
95
5.23
0.00
%
%
Maryland
6
27,763,758
1.42
127
5.20
0.00
%
%
Ohio
5
21,665,277
1.11
117
5.17
0.00
%
%
Minnesota
3
14,281,294
0.73
85
5.17
0.00
%
%
Mississippi
2
11,350,553
0.58
118
5.49
0.00
%
%
Arkansas
2
10,363,519
0.53
133
5.25
0.00
%
%
Kansas
3
7,924,112
0.41
126
5.27
0.00
%
%
Alabama
3
7,837,296
0.40
116
5.32
0.00
%
%
Louisiana
2
6,650,548
0.34
118
5.44
0.00
%
%
New Hampshire
2
4,820,234
0.25
116
5.33
0.00
%
%
Kentucky
2
4,208,333
0.22
117
5.36
0.00
%
%
Idaho
1
4,058,666
0.21
115
5.35
0.00
%
%
Iowa
1
3,724,157
0.19
237
5.35
0.00
%
%
New Mexico
1
3,534,028
0.18
115
5.50
0.00
%
%
Oklahoma
1
3,450,000
0.18
113
5.39
0.00
%
%
Massachusetts
1
2,492,400
0.13
117
5.67
0.00
%
%
Utah
1
2,391,479
0.12
117
4.90
0.00
%
%
100.00
1,955,353,343
278
%

Morgan Stanley Capital I Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 723164.1
Series 2005-HQ7
Commercial Mortgage Pass-Through Certificates
30-Nov-05
17-Jan-06
N/A
14-Dec-05
14-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
100
621,130,247
31.77
117
5.24
0.00
%
%
Office
45
592,603,098
30.31
116
5.22
0.00
%
%
Multifamily
47
234,195,872
11.98
115
5.24
0.00
%
%
Lodging
27
205,214,139
10.49
109
5.35
0.00
%
%
Self Storage
27
155,987,280
7.98
102
5.18
0.00
%
%
Industrial
16
78,227,083
4.00
137
5.24
0.00
%
%
Mixed Use
5
26,059,306
1.33
112
5.50
0.00
%
%
Mobile Home Park
8
24,589,180
1.26
117
5.35
0.00
%
%
Other
2
14,891,242
0.76
63
4.85
0.00
%
%
Warehouse
1
2,455,898
0.13
175
5.50
0.00
%
%
1,955,353,343
278
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
193
982,585,789
50.25
118
5.31
0.00
%
%
Full Amortizing
12
24,705,482
1.26
208
5.59
0.00
%
%
IO Maturity Balloon
7
319,950,000
16.36
97
5.08
0.00
%
%
IO/Amortizing/Balloon
66
628,112,072
32.12
115
5.21
0.00
%
%
1,955,353,343
278
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
278
1,955,353,343
100.00
115
0.00
%
%
5.24
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
278
1,955,353,343
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
4
28,533,317
1.46
57
5.03
0.00
%
%
2010
0
0
0.00
0
0.00
0.00
%
%
2011
12
214,818,035
10.99
80
5.09
0.00
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
2
8,794,201
0.45
108
5.91
0.00
%
%
2014
244
1,659,515,846
84.87
117
5.26
0.00
%
%
2015
16
43,691,944
2.23
254
5.53
0.00
%
%
2016 & Greater
100.00
1,955,353,343
278
%

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 723164.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12/14/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 723164.1
Series 2005-HQ7
14-Dec-05
278
100.00%
1,955,353,343
99.94%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
115
290
5.24%
5.21%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
Total
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.20%
8-Aug-15
MSC5HQ7A
Office
0.00
141,000,000
611,000
1
XX
4.96%
1-Sep-12
MSC5HQ7A
Self Storage
0.00
80,000,000
330,667
2
CA
4.99%
8-Jul-12
MSC5HQ7A
Retail
0.00
64,350,000
267,589
3
NJ
5.37%
7-Apr-15
MSC5HQ7A
Office
0.00
51,600,000
230,910
4
VA
5.35%
1-Oct-15
MSC5HQ7A
Office
0.00
42,000,000
187,250
5
FL
5.23%
1-Oct-15
MSC5HQ7A
Office
0.00
32,250,000
140,556
6
CA
5.21%
1-Nov-15
MSC5HQ7A
Retail
0.00
27,468,220
151,175
7
CA
5.00%
1-Oct-15
MSC5HQ7A
Office
0.00
27,437,612
147,626
8
DE
5.54%
1-Nov-15
MSC5HQ7A
Lodging
0.00
27,216,002
159,802
9
CA
5.00%
1-Aug-15
MSC5HQ7A
Office
0.00
25,881,530
139,574
10
MI
4.97%
1-Sep-15
MSC5HQ7A
Retail
0.00
24,000,000
99,300
11
CA
5.00%
1-Sep-15
MSC5HQ7A
Office
0.00
23,916,471
128,837
12
OR
5.07%
1-Aug-15
MSC5HQ7B
Multifamily
0.00
23,800,000
100,555
13
CA
5.11%
1-Oct-15
MSC5HQ7A
Multifamily
0.00
23,385,000
99,581
14
CA
5.21%
1-Dec-15
MSC5HQ7A
Retail
0.00
23,300,000
101,161
15
VA
5.42%
1-Oct-15
MSC5HQ7A
Office
0.00
22,153,912
124,937
16
TX
5.08%
1-Aug-15
MSC5HQ7A
Industrial
0.00
21,505,000
91,038
17
CA
5.65%
1-Nov-15
MSC5HQ7A
Retail
0.00
19,900,000
93,696
18
MO
5.23%
1-Oct-15
MSC5HQ7A
Office
0.00
18,810,000
81,980
19
CT
5.08%
1-Aug-15
MSC5HQ7A
Retail
0.00
18,800,000
79,587
20
FL
5.11%
1-Oct-15
MSC5HQ7A
Lodging
0.00
16,946,141
100,473
21
NE
5.26%
1-Sep-12
MSC5HQ7A
Lodging
0.00
16,700,000
73,202
22
NV
5.08%
1-Sep-15
MSC5HQ7A
Office
0.00
16,100,000
68,157
23
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.39%
3-Oct-15
MSC5HQ7A
Retail
0.00
15,966,569
89,745
24
CA
5.00%
1-Sep-15
MSC5HQ7A
Office
0.00
15,446,054
83,207
25
WA
5.07%
1-Sep-15
MSC5HQ7A
Retail
0.00
14,200,000
59,995
26
GA
5.84%
5-Nov-15
MSC5HQ7A
Retail
0.00
14,185,426
83,681
27
GA
5.18%
1-Oct-15
MSC5HQ7A
Retail
0.00
13,969,414
76,703
28
NJ
4.75%
1-Nov-10
MSC5HQ7A
Other
0.00
13,700,000
54,229
29
CA
5.08%
1-Aug-15
MSC5HQ7A
Retail
0.00
12,941,742
70,424
30
CA
5.15%
1-Sep-15
MSC5HQ7A
Retail
0.00
12,750,000
54,719
31
CA
4.95%
1-Aug-15
MSC5HQ7A
Office
0.00
12,193,602
65,387
32
WA
5.00%
1-Jul-15
MSC5HQ7A
Office
0.00
12,000,000
50,000
33
NY
6.00%
1-Dec-14
MSC5HQ7B
Mixed Use
0.00
6,919,986
41,969
34
NY
6.00%
1-Jan-15
MSC5HQ7B
Mixed Use
0.00
4,947,228
29,978
35
CA
5.17%
1-Oct-15
MSC5HQ7A
Retail
0.00
11,000,000
47,355
36
IL
5.30%
1-Aug-10
MSC5HQ7A
Retail
0.00
10,952,931
61,084
37
IN
5.30%
1-Aug-15
MSC5HQ7B
Multifamily
0.00
10,833,445
60,417
38
CA
5.20%
1-Oct-15
MSC5HQ7A
Retail
0.00
10,600,000
45,933
39
OR
5.00%
1-Aug-15
MSC5HQ7A
Retail
0.00
10,550,000
43,958
40
CO
5.28%
1-Oct-15
MSC5HQ7A
Office
0.00
10,300,000
45,320
41
NY
5.17%
1-Jun-15
MSC5HQ7A
Retail
0.00
10,231,747
56,368
42
IN
5.02%
1-Sep-15
MSC5HQ7A
Retail
0.00
10,100,000
42,252
43
MS
5.49%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
10,079,345
57,283
44
CA
5.11%
1-Jul-15
MSC5HQ7A
Retail
0.00
10,044,381
54,900
45
AZ
5.00%
1-Jul-15
MSC5HQ7A
Office
0.00
10,043,063
54,219
46
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CT
5.03%
1-Jul-15
MSC5HQ7A
Office
0.00
10,000,000
41,917
47
TN
5.39%
3-Oct-15
MSC5HQ7A
Retail
0.00
10,000,000
44,917
48
AZ
5.73%
1-May-12
MSC5HQ7A
Office
0.00
9,950,000
47,511
49
GA
5.22%
1-Jun-15
MSC5HQ7A
Retail
0.00
9,760,000
42,456
50
WA
4.94%
1-Aug-15
MSC5HQ7A
Mixed Use
0.00
9,705,019
51,983
51
NC
5.15%
1-Jul-15
MSC5HQ7B
Multifamily
0.00
9,700,000
41,629
52
CA
5.07%
1-Sep-15
MSC5HQ7A
Office
0.00
9,567,053
51,946
53
WA
5.13%
1-Aug-15
MSC5HQ7A
Industrial
0.00
9,457,869
51,755
54
FL
5.11%
1-Aug-15
MSC5HQ7B
Multifamily
0.00
9,300,000
39,603
55
WI
5.12%
1-Jul-15
MSC5HQ7B
Multifamily
0.00
9,248,896
50,609
56
SC
5.69%
1-Sep-15
MSC5HQ7A
Lodging
0.00
9,000,000
42,675
57
PA
5.11%
1-Jul-15
MSC5HQ7A
Multifamily
0.00
9,000,000
38,325
58
MD
4.93%
1-Oct-15
MSC5HQ7A
Lodging
0.00
8,970,631
52,247
59
AR
5.20%
1-Sep-15
MSC5HQ7A
Lodging
0.00
8,969,909
49,420
60
MN
5.21%
1-Sep-12
MSC5HQ7A
Lodging
0.00
8,800,000
38,207
61
PA
5.32%
1-Aug-15
MSC5HQ7A
Retail
0.00
8,771,466
49,026
62
CA
5.21%
1-Nov-15
MSC5HQ7A
Retail
0.00
8,739,888
48,101
63
NC
5.75%
1-Jun-15
MSC5HQ7A
Office
0.00
7,356,668
43,184
64
WI
5.33%
1-Oct-15
MSC5HQ7A
Retail
0.00
7,300,000
32,424
65
FL
5.17%
1-Oct-15
MSC5HQ7A
Lodging
0.00
7,277,101
43,401
66
WI
5.12%
1-Jul-15
MSC5HQ7B
Multifamily
0.00
7,259,886
39,725
67
NC
5.17%
1-Oct-15
MSC5HQ7A
Lodging
0.00
7,077,728
42,212
68
NV
5.08%
1-Sep-15
MSC5HQ7A
Retail
0.00
7,000,000
29,633
69
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MO
5.45%
1-Oct-15
MSC5HQ7A
Lodging
0.00
6,985,561
39,526
70
MO
5.36%
1-Oct-15
MSC5HQ7A
Office
0.00
6,985,280
39,133
71
GA
5.17%
1-Oct-15
MSC5HQ7A
Lodging
0.00
6,878,355
41,023
72
MO
5.43%
1-Oct-12
MSC5HQ7A
Lodging
0.00
6,835,810
38,593
73
FL
5.17%
1-Oct-15
MSC5HQ7A
Lodging
0.00
6,778,669
40,429
74
MI
5.44%
1-Sep-15
MSC5HQ7A
Retail
0.00
6,778,346
38,354
75
CO
5.24%
1-Oct-15
MSC5HQ7A
Office
0.00
6,700,000
29,257
76
NJ
5.05%
1-Aug-15
MSC5HQ7A
Retail
0.00
6,650,000
27,985
77
NC
5.50%
1-Nov-15
MSC5HQ7B
Multifamily
0.00
6,592,776
37,474
78
CA
5.21%
1-Nov-15
MSC5HQ7A
Retail
0.00
6,392,604
35,183
79
GA
5.17%
1-Sep-15
MSC5HQ7A
Lodging
0.00
6,369,355
38,050
80
CT
5.18%
1-Sep-35
MSC5HQ7A
Industrial
0.00
6,371,913
35,064
81
NY
4.91%
1-Jul-15
MSC5HQ7B
Multifamily
0.00
6,350,000
25,982
82
NV
5.06%
1-Sep-15
MSC5HQ7A
Retail
0.00
6,278,335
34,051
83
WI
5.28%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
6,200,000
27,280
84
NY
5.55%
1-Sep-15
MSC5HQ7A
Lodging
0.00
6,172,074
38,259
85
CA
4.99%
1-Sep-15
MSC5HQ7B
Multifamily
0.00
6,000,000
24,950
86
DE
5.54%
1-Oct-15
MSC5HQ7A
Lodging
0.00
5,982,292
36,971
87
NY
5.88%
1-Aug-20
MSC5HQ7A
Retail
0.00
5,469,236
35,034
88
NY
5.63%
1-Aug-20
MSC5HQ7A
Retail
0.00
497,082
3,109
89
FL
5.25%
1-Jul-15
MSC5HQ7A
Industrial
0.00
5,967,904
33,114
90
CA
5.38%
1-Jan-15
MSC5HQ7A
Industrial
0.00
5,928,051
33,617
91
MI
5.24%
1-Aug-15
MSC5HQ7A
Retail
0.00
5,900,000
25,763
92
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.38%
1-Aug-15
MSC5HQ7A
Office
0.00
5,775,600
32,496
93
PA
5.20%
1-Aug-15
MSC5HQ7A
Self Storage
0.00
5,724,871
31,574
94
IN
6.04%
1-Nov-15
MSC5HQ7B
Multifamily
0.00
5,704,359
34,381
95
OH
5.14%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
5,700,000
24,396
96
TN
5.67%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
5,588,986
32,396
97
GA
5.55%
1-Oct-15
MSC5HQ7A
Self Storage
0.00
5,588,695
31,972
98
NE
5.15%
1-Jun-15
MSC5HQ7B
Multifamily
0.00
5,562,736
30,577
99
WI
5.39%
1-Oct-15
MSC5HQ7A
Lodging
0.00
5,533,216
33,718
100
MD
4.93%
1-Sep-15
MSC5HQ7A
Office
0.00
5,520,000
22,678
101
FL
5.38%
1-Nov-15
MSC5HQ7A
Retail
0.00
5,393,955
30,255
102
CA
5.48%
1-Sep-15
MSC5HQ7A
Office
0.00
5,382,927
30,576
103
GA
5.54%
1-Sep-15
MSC5HQ7A
Lodging
0.00
5,375,638
33,290
104
CT
5.27%
1-Jun-15
MSC5HQ7A
Office
0.00
5,364,959
29,886
105
OH
5.00%
1-Jul-15
MSC5HQ7A
Retail
0.00
5,270,122
28,452
106
CA
5.30%
1-Jun-15
MSC5HQ7A
Retail
0.00
5,265,824
29,431
107
IL
5.43%
1-Oct-12
MSC5HQ7A
Lodging
0.00
5,239,124
29,579
108
CA
4.99%
1-Sep-15
MSC5HQ7B
Multifamily
0.00
5,200,000
21,623
109
KS
5.23%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
5,100,000
22,228
110
WI
5.39%
1-Oct-15
MSC5HQ7A
Lodging
0.00
5,084,577
30,984
111
PA
5.20%
1-Aug-15
MSC5HQ7A
Self Storage
0.00
5,067,756
27,950
112
CA
5.28%
1-Oct-15
MSC5HQ7A
Retail
0.00
5,039,198
27,980
113
AZ
5.17%
1-Jul-12
MSC5HQ7B
Multifamily
0.00
5,000,000
21,542
114
OR
5.30%
8-Jul-15
MSC5HQ7A
Retail
0.00
5,000,000
22,083
115
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.47%
1-Oct-15
MSC5HQ7A
Self Storage
0.00
4,989,731
28,295
116
IL
5.43%
1-Oct-12
MSC5HQ7A
Lodging
0.00
4,989,642
28,170
117
WI
5.38%
1-Oct-12
MSC5HQ7A
Lodging
0.00
4,989,531
28,014
118
CA
5.20%
1-Sep-15
MSC5HQ7A
Mobile Home Park
0.00
4,983,283
27,456
119
MD
4.93%
1-Sep-15
MSC5HQ7A
Office
0.00
4,900,000
20,131
120
AZ
5.67%
1-Oct-15
MSC5HQ7A
Self Storage
0.00
3,293,510
19,091
121
AZ
5.67%
1-Oct-15
MSC5HQ7A
Self Storage
0.00
1,596,853
9,256
122
FL
5.44%
1-Oct-15
MSC5HQ7B
Mobile Home Park
0.00
4,790,078
27,073
123
IN
5.53%
1-Aug-35
MSC5HQ7A
Retail
0.00
4,780,445
27,344
124
MO
5.40%
1-Aug-15
MSC5HQ7A
Retail
0.00
4,770,860
29,176
125
CO
5.15%
1-Sep-15
MSC5HQ7A
Retail
0.00
4,768,084
27,387
126
CA
5.45%
1-Oct-15
MSC5HQ7A
Retail
0.00
4,715,254
26,680
127
AZ
5.12%
1-Aug-15
MSC5HQ7B
Multifamily
0.00
4,700,000
20,053
128
GA
5.52%
1-Oct-15
MSC5HQ7A
Retail
0.00
4,686,099
28,913
129
SC
5.32%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
4,684,663
26,158
130
AZ
5.23%
1-Jul-15
MSC5HQ7A
Industrial
0.00
4,674,777
25,895
131
IN
4.99%
1-Sep-15
MSC5HQ7A
Retail
0.00
4,640,000
19,295
132
CA
5.25%
1-Nov-15
MSC5HQ7A
Office
0.00
4,592,560
27,565
133
TX
5.25%
1-Sep-15
MSC5HQ7A
Office
0.00
4,600,000
20,125
134
MI
5.15%
1-Jul-15
MSC5HQ7A
Office
0.00
4,563,902
27,295
135
IL
5.09%
1-Oct-15
MSC5HQ7A
Mobile Home Park
0.00
4,489,981
24,405
136
SC
5.32%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
4,485,315
25,045
137
VA
5.67%
1-Oct-25
MSC5HQ7A
Self Storage
0.00
4,479,700
31,389
138
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.31%
1-Sep-15
MSC5HQ7A
Lodging
0.00
4,478,930
27,126
139
VA
5.39%
1-Jul-15
MSC5HQ7A
Retail
0.00
4,476,674
25,241
140
SC
5.32%
1-Aug-15
MSC5HQ7A
Retail
0.00
4,347,397
24,299
141
OH
5.08%
1-Sep-15
MSC5HQ7A
Retail
0.00
4,185,614
22,752
142
CA
5.17%
1-Aug-15
MSC5HQ7A
Self Storage
0.00
4,095,000
17,643
143
TX
5.11%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
1,694,212
9,241
144
TX
5.11%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
1,395,234
7,610
145
TX
5.11%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
996,595
5,436
146
ID
5.35%
1-Jul-15
MSC5HQ7A
Retail
0.00
4,058,666
22,783
147
PA
5.42%
1-Jul-15
MSC5HQ7A
Retail
0.00
4,029,144
22,793
148
TN
5.31%
1-Oct-15
MSC5HQ7A
Retail
0.00
4,000,000
17,700
149
SC
5.34%
1-Sep-15
MSC5HQ7B
Multifamily
0.00
4,000,000
17,800
150
MN
4.99%
1-Sep-12
MSC5HQ7A
Retail
0.00
3,986,051
21,448
151
OR
5.37%
1-Jul-15
MSC5HQ7A
Retail
0.00
3,979,175
22,386
152
NV
5.09%
1-Jul-12
MSC5HQ7A
Industrial
0.00
3,977,878
21,693
153
LA
5.54%
1-Oct-15
MSC5HQ7A
Industrial
0.00
3,956,299
24,462
154
CA
5.52%
1-Oct-15
MSC5HQ7A
Retail
0.00
3,842,177
21,908
155
TN
6.34%
1-Oct-15
MSC5HQ7A
Lodging
0.00
3,770,291
25,146
156
IA
5.35%
8-Sep-25
MSC5HQ7A
Retail
0.00
3,724,157
25,477
157
NE
5.18%
1-Sep-15
MSC5HQ7A
Retail
0.00
3,687,579
20,271
158
PA
5.11%
1-Aug-15
MSC5HQ7A
Office
0.00
3,600,000
15,330
159
TN
5.03%
1-Aug-15
MSC5HQ7A
Retail
0.00
3,583,698
19,392
160
OH
5.25%
1-Aug-15
MSC5HQ7A
Self Storage
0.00
3,559,540
19,741
161
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
5.15%
1-Sep-15
MSC5HQ7A
Retail
0.00
3,538,010
19,384
162
NM
5.50%
1-Jul-15
MSC5HQ7B
Mobile Home Park
0.00
3,534,028
20,168
163
SC
5.44%
1-Oct-15
MSC5HQ7A
Office
0.00
3,520,000
15,957
164
IL
5.35%
1-Sep-15
MSC5HQ7A
Retail
0.00
3,488,648
19,544
165
OK
5.39%
1-May-15
MSC5HQ7B
Multifamily
0.00
3,450,000
15,496
166
CO
5.15%
1-Sep-15
MSC5HQ7A
Retail
0.00
3,435,649
19,734
167
CA
5.28%
1-Oct-15
MSC5HQ7A
Office
0.00
3,392,727
18,838
168
MI
5.46%
1-Oct-15
MSC5HQ7A
Retail
0.00
3,346,967
20,535
169
AL
5.45%
1-Jun-15
MSC5HQ7A
Office
0.00
3,329,074
18,916
170
IN
5.19%
1-Aug-15
MSC5HQ7A
Retail
0.00
3,280,000
14,186
171
FL
5.33%
1-Sep-15
MSC5HQ7A
Retail
0.00
3,269,318
18,275
172
NH
5.30%
1-Aug-15
MSC5HQ7B
Multifamily
0.00
3,229,956
19,572
173
FL
5.39%
1-Oct-15
MSC5HQ7A
Retail
0.00
3,222,948
18,116
174
GA
4.92%
1-Aug-15
MSC5HQ7A
Industrial
0.00
3,220,000
13,202
175
MD
5.73%
1-Oct-15
MSC5HQ7A
Office
0.00
3,193,788
18,634
176
TN
6.10%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
3,091,696
20,163
177
NC
5.41%
1-Aug-15
MSC5HQ7A
Lodging
0.00
3,081,227
18,870
178
PA
5.25%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
3,029,938
16,787
179
AZ
5.08%
1-Aug-35
MSC5HQ7A
Retail
0.00
3,000,000
12,700
180
SC
5.17%
1-Oct-15
MSC5HQ7A
Lodging
0.00
2,990,589
17,836
181
MD
5.67%
1-May-15
MSC5HQ7A
Retail
0.00
2,979,339
17,355
182
OH
5.56%
1-Oct-15
MSC5HQ7A
Retail
0.00
2,950,000
13,668
183
FL
5.58%
1-Dec-20
MSC5HQ7A
Office
0.00
2,900,000
13,485
184
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.60%
1-Jul-15
MSC5HQ7A
Retail
0.00
2,885,648
16,648
185
CT
5.50%
1-Jun-15
MSC5HQ7A
Multifamily
0.00
1,689,494
9,652
186
CT
5.50%
1-Jun-15
MSC5HQ7A
Multifamily
0.00
1,192,584
6,813
187
CA
5.09%
1-Oct-15
MSC5HQ7A
Multifamily
0.00
2,850,000
12,089
188
NV
5.31%
1-Sep-15
MSC5HQ7A
Office
0.00
2,825,000
12,501
189
IN
5.20%
1-Aug-15
MSC5HQ7A
Self Storage
0.00
2,787,763
15,375
190
NY
5.15%
1-Jun-10
MSC5HQ7B
Multifamily
0.00
2,750,000
11,802
191
NY
6.09%
1-Sep-15
MSC5HQ7A
Office
0.00
2,738,666
17,870
192
NC
5.39%
1-Oct-15
MSC5HQ7A
Lodging
0.00
2,721,744
16,586
193
FL
5.37%
1-Sep-15
MSC5HQ7A
Office
0.00
2,715,000
12,150
194
CA
5.23%
1-Sep-15
MSC5HQ7A
Industrial
0.00
2,700,000
11,768
195
LA
5.30%
1-Oct-15
MSC5HQ7A
Retail
0.00
2,694,249
14,993
196
NV
5.38%
1-Oct-15
MSC5HQ7A
Office
0.00
2,644,451
14,848
197
MI
5.10%
1-Sep-15
MSC5HQ7A
Retail
0.00
2,630,994
14,334
198
NE
5.27%
1-Sep-15
MSC5HQ7A
Mixed Use
0.00
2,612,858
14,509
199
FL
5.60%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
2,502,266
14,409
200
MA
5.67%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
2,492,400
14,455
201
CA
5.14%
1-Sep-15
MSC5HQ7A
Retail
0.00
2,491,540
13,635
202
IL
5.50%
1-Jul-20
MSC5HQ7A
Warehouse
0.00
2,455,898
20,427
203
CA
5.43%
1-Nov-15
MSC5HQ7A
Office
0.00
2,446,143
14,943
204
AZ
5.43%
1-Sep-15
MSC5HQ7A
Retail
0.00
2,442,182
13,803
205
AZ
5.38%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
2,413,773
14,718
206
UT
4.90%
1-Sep-15
MSC5HQ7A
Retail
0.00
2,391,479
12,737
207
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AL
5.21%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
2,352,881
12,963
208
MI
5.89%
1-Sep-15
MSC5HQ7B
Multifamily
0.00
2,233,503
13,272
209
IL
5.14%
1-Sep-15
MSC5HQ7A
Retail
0.00
2,225,000
9,530
210
GA
5.35%
1-Aug-15
MSC5HQ7B
Multifamily
0.00
2,210,601
12,397
211
MD
6.23%
1-Dec-25
MSC5HQ7A
Industrial
0.00
2,200,000
11,422
212
GA
5.47%
1-Oct-15
MSC5HQ7A
Retail
0.00
2,195,481
12,450
213
NC
5.37%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
2,195,384
12,313
214
IN
5.49%
1-Sep-15
MSC5HQ7A
Retail
0.00
2,193,066
12,478
215
SC
5.67%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
2,190,283
13,734
216
AL
5.24%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
2,155,340
11,914
217
GA
5.29%
1-Jul-15
MSC5HQ7A
Retail
0.00
2,148,557
11,981
218
CA
5.64%
1-Oct-15
MSC5HQ7A
Retail
0.00
2,145,744
12,397
219
KY
5.46%
1-Sep-15
MSC5HQ7B
Multifamily
0.00
2,118,261
12,012
220
NC
5.96%
1-Jun-15
MSC5HQ7A
Self Storage
0.00
2,117,227
13,698
221
PA
5.57%
1-Nov-15
MSC5HQ7A
Retail
0.00
2,095,219
14,529
222
GA
5.79%
1-Oct-15
MSC5HQ7A
Retail
0.00
2,095,977
12,308
223
KY
5.25%
1-Sep-15
MSC5HQ7A
Retail
0.00
2,090,072
12,584
224
SC
5.30%
1-Jul-15
MSC5HQ7B
Multifamily
0.00
2,088,899
11,661
225
TX
5.14%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
2,051,470
11,214
226
AZ
5.38%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
1,990,741
12,139
227
TN
5.67%
1-Sep-15
MSC5HQ7B
Multifamily
0.00
1,944,078
11,281
228
NV
5.66%
1-Nov-15
MSC5HQ7A
Industrial
0.00
1,922,956
11,124
229
IN
5.52%
1-Sep-15
MSC5HQ7A
Mobile Home Park
0.00
1,918,970
10,954
230
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
PA
5.26%
1-Sep-15
MSC5HQ7B
Multifamily
0.00
1,893,724
10,504
231
PA
5.60%
1-Nov-14
MSC5HQ7A
Mixed Use
0.00
1,874,215
10,908
232
NV
5.48%
1-Sep-15
MSC5HQ7B
Mobile Home Park
0.00
1,844,157
10,481
233
TN
5.57%
1-Aug-15
MSC5HQ7A
Retail
0.00
1,842,528
10,585
234
GA
5.44%
1-Oct-15
MSC5HQ7A
Office
0.00
1,794,602
10,989
235
CA
5.18%
1-Jul-15
MSC5HQ7A
Industrial
0.00
1,795,000
7,748
236
TX
5.67%
1-Sep-15
MSC5HQ7A
Retail
0.00
1,744,685
10,124
237
CA
5.76%
1-Sep-15
MSC5HQ7A
Retail
0.00
1,734,809
10,161
238
GA
5.56%
1-Aug-15
MSC5HQ7A
Industrial
0.00
1,689,961
10,500
239
KS
5.15%
1-Sep-15
MSC5HQ7A
Retail
0.00
1,682,299
9,217
240
NV
5.79%
1-Jun-15
MSC5HQ7A
Retail
0.00
1,640,422
9,671
241
NH
5.39%
1-Aug-15
MSC5HQ7B
Multifamily
0.00
1,590,279
9,721
242
NJ
5.55%
1-Jul-15
MSC5HQ7A
Industrial
0.00
1,588,267
9,873
243
IL
5.12%
1-Sep-15
MSC5HQ7A
Mobile Home Park
0.00
1,544,733
8,435
244
MI
5.30%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
1,500,000
6,625
245
AZ
5.51%
1-Nov-15
MSC5HQ7A
Office
0.00
1,497,667
9,220
246
MN
5.46%
1-Sep-15
MSC5HQ7A
Retail
0.00
1,495,243
8,479
247
NC
5.80%
1-Jul-15
MSC5HQ7A
Mobile Home Park
0.00
1,483,950
10,574
248
OR
5.65%
1-Dec-25
MSC5HQ7A
Retail
0.00
1,480,000
6,968
249
IL
5.34%
1-Oct-15
MSC5HQ7A
Retail
0.00
1,459,536
8,851
250
CO
5.55%
1-Sep-15
MSC5HQ7A
Retail
0.00
1,450,000
6,706
251
OR
5.43%
1-Sep-15
MSC5HQ7A
Self Storage
0.00
1,443,341
8,844
252
TX
5.57%
1-Jul-15
MSC5HQ7B
Multifamily
0.00
1,432,826
8,240
253
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.32%
1-Sep-15
MSC5HQ7B
Multifamily
0.00
1,427,000
6,326
254
IL
5.45%
1-Oct-20
MSC5HQ7A
Retail
0.00
1,414,926
11,606
255
TN
5.73%
1-Oct-15
MSC5HQ7A
Retail
0.00
1,397,282
8,152
256
AR
5.57%
1-Oct-25
MSC5HQ7A
Retail
0.00
1,393,610
9,686
257
NC
5.35%
1-Sep-15
MSC5HQ7A
Retail
0.00
1,335,654
7,483
258
IL
5.45%
1-Oct-20
MSC5HQ7A
Retail
0.00
1,290,810
10,588
259
AZ
5.56%
1-Nov-15
MSC5HQ7A
Self Storage
0.00
1,278,615
7,316
260
VA
5.76%
1-Nov-15
MSC5HQ7A
Office
0.00
1,277,150
8,994
261
MS
5.49%
1-Oct-15
MSC5HQ7A
Industrial
0.00
1,271,208
7,822
262
TN
5.41%
1-Jun-15
MSC5HQ7A
Office
0.00
1,250,000
5,635
263
FL
5.99%
1-Jul-15
MSC5HQ7A
Other
0.00
1,191,242
7,724
264
IL
5.29%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
1,177,481
6,545
265
KS
5.62%
1-Oct-20
MSC5HQ7A
Retail
0.00
1,141,813
9,470
266
MI
5.25%
1-Oct-15
MSC5HQ7B
Multifamily
0.00
1,132,214
12,303
267
CO
5.54%
1-Aug-10
MSC5HQ7A
Retail
0.00
1,130,386
6,473
268
IN
5.66%
1-Nov-15
MSC5HQ7A
Retail
0.00
1,117,004
8,279
269
GA
5.21%
1-Sep-15
MSC5HQ7A
Retail
0.00
1,116,263
6,157
270
MI
5.44%
1-Nov-15
MSC5HQ7B
Multifamily
0.00
1,098,271
6,716
271
VA
5.64%
1-Oct-20
MSC5HQ7A
Self Storage
0.00
1,092,355
9,070
272
CO
5.76%
1-Jul-15
MSC5HQ7A
Office
0.00
1,087,636
7,729
273
TX
5.30%
1-Jul-15
MSC5HQ7A
Multifamily
0.00
1,034,503
5,775
274
CA
5.25%
1-Oct-15
MSC5HQ7A
Self Storage
0.00
996,904
5,992
275
AZ
5.61%
1-Oct-15
MSC5HQ7A
Retail
0.00
996,929
6,207
276
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CO
5.00%
1-Oct-15
MSC5HQ7A
Retail
0.00
996,774
5,846
277
PA
5.58%
1-Oct-15
MSC5HQ7A
Retail
0.00
955,624
6,647
278
1,955,353,343
9,811,628
0
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-05
14-Dec-05
N/A
17-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-HQ7
ABN AMRO Acct: 723164.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
14-Dec-2005 - 08:57 (Y749-Y790) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..